EXHIBIT(24)-Power of Attorney

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Jerome J. McGrath, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 11th day of March, 1996.


                                    /s/ Jerome J. McGrath

EXHIBIT (24)-Power of Attorney

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, J. Kenneth Smith, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry
A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1996.

                                     /s/   J. Kenneth Smith

EXHIBIT(24)-Power of Attorney

                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John P. Stupp, Jr., who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 11th day of March, 1996.

                                  /s/ John P. Stupp, Jr.

EXHIBIT(24)-Power of Attorney

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Hugh Morgan, Jr., who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1996.


                                     /s/ Hugh Morgan, Jr.

EXHIBIT(24)-Power of Attorney

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Emile A. Battat, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry
A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 11th day of March, 1996.

                                     /s/ Emile A. Battat

EXHIBIT(24)-Power of Attorney

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Richard O. Jacobson, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 11th day of March, 1996.


                                   /s/ Richard O. Jacobson

EXHIBIT(24)-Power of Attorney

                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Roger F. Stebbing, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 13th day of March, 1996.


                                    /s/ Roger F. Stebbing

EXHIBIT(24)-Power of Attorney

                              POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John H. P. Maley, who is a director of AlaTenn Resources, Inc., does hereby appoint Jerry
A. Howard and George G. Petty, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of AlaTenn Resources, Inc., or as a director of AlaTenn Resources, Inc.) the annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1995, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto this 17th day of March, 1996.


                                    /s/ John H. P. Maley